UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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CULLINAN THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

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Cullinan Therapeutics Your Vote Counts! CULLINAN THERAPEUTICS, INC. CULLINAN THERAPEUTICS, INC. ONE MAIN STREET SUITE 1350 CAMBRIDGE, MA 02142 V91728-P50928 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET You invested in CULLINAN THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026 at 10:00 a.m., Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CGEM2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following individuals nominated to serve as Class III directors, for a three-year term ending at the annual meeting of stockholders to be held in 2029: Nominees: 01. Nadim Ahmed 02 Stephen Webster 2. Proposal to ratify the appointment of KPMG LLP as Cullinan Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Proposal to vote, on an advisory basis, to approve our named executive officer compensation. NOTE: The Board of Directors will consider and act upon any other business as may properly come before the annual meeting or any adjournment or postponement thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91729-P50928